June 3, 2003

                     DREYFUS PREMIER DEVELOPING MARKETS FUND
                (A SERIES OF DREYFUS PREMIER EQUITY FUNDS, INC.)

                               SUPPLEMENT TO PROSPECTUS
                                DATED FEBRUARY 1, 2003

     At a meeting of the Board of Directors held on June 2, 2003, the Board of Directors of Dreyfus Premier Equity Funds, Inc. approved the liquidation of Dreyfus Premier Developing Markets Fund (the "Portfolio") on or about July 18, 2003. Accordingly, over time the Portfolio' s investment holdings will be liquidated and invested in money market instruments or other liquid assets until the Portfolio's assets are distributed to investors. The Portfolio is closed to new investment accounts. Current investors can continue to purchase Portfolio shares in open accounts up to the liquidation date.

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